Exhibit 99.1

SuperBac, a Leading Biotech Company in Brazil, Plans to List on Nasdaq
through a Business Combination with XPAC

•	XPAC is sponsored by XPAC Sponsor LLC, an affiliate of XP Inc., a leading, technology-driven platform and a trusted provider of low-fee financial products and services in Brazil.

•	SuperBac is a leading player in the biotech revolution, disrupting traditional industries with more sustainable and efficient solutions, with a track-record of over 25 years of R&D and operations.

•	With an expected net revenue of over R$1.2 billion in 2022, an expected compound annual growth rate of 89% between 2020 and 2022, and a state-of-the-art biofactory and R&D complex inaugurated in 2021 with the capacity to triple its production volume, SuperBac is positioned for further expansion as a national leader in crop nutrition and is poised for diversification to crop protection and other sectors such as oil & gas, sanitation, home care and animal nutrition.

•	The combined company is expected to have a pro forma implied equity value post-money of up to approximately US$500 million.

•	Backed by world-class investment firms XP Inc. and its current shareholder Temasek, SuperBac intends to use the proceeds of the business combination to support its growth and capture opportunities that favor alternatives based on more sustainable and efficient solutions.

NEW YORK, NY – April 25, 2022 – SuperBac Biotechnology Solutions S.A. (“SuperBac”), a leading biotech company in Brazil, announced today that it has entered into a definitive business combination agreement (the “Business Combination Agreement”) with XPAC Acquisition Corp. (Nasdaq: XPAX, XPAXW and XPAXU), a publicly-traded special purpose acquisition company (“XPAC”). Upon closing of the business combination, SUPERBAC PubCo Holdings Inc., a newly incorporated Cayman Islands exempted company (expected to be renamed SuperBac Corp. at closing) (“PubCo”) is expected to become publicly traded and listed on Nasdaq.

Founded in 1995 by CEO Luiz Chacon, SuperBac has over 25 years of accumulated R&D targeted at building knowledge and solutions using bacteria from the Brazilian ecosystem, the most biologically diverse country in the world. As a leading player in the biotech revolution, SuperBac seeks to disrupt traditional industries with more sustainable and efficient solutions through formulas developed by blending naturally occurring bacteria into breakthrough solutions. As an example, SuperBac’s flagship product in crop nutrition, Supergan®, uses a bacteria blend developed by SuperBac that decreases by up to 50% the need for NPK fertilizer, while increasing productivity when compared to other premium fertilizers. With an expected net revenue of over R$1.2 billion in 2022 and an expected compound annual growth rate of 89% between 2020 and 2022, SuperBac is positioned for further expansion as a national leader in crop nutrition and is poised for diversification to crop protection and other sectors such as oil & gas, sanitation, home care and animal nutrition.

Luiz Chacon, the Founder and CEO of SuperBac (the “Founder”) said:

“We believe that our target segments within the biotechnology market have significant potential to expand in the coming years, and that with this business combination, SuperBac is very well positioned to capitalize on growth opportunities. We understand that innovation and technology play a strategic role in driving sustainable growth and redefining the future of biotechnology, and SuperBac is at the forefront of this movement.”

Chu Kong, the CEO and Chairman of XPAC said:

“The XPAC team is extremely proud to partner with SuperBac in this transaction. Luiz Chacon and his team have made SuperBac a leading biotech company in Brazil, starting from crop nutrition, a critical industry in Brazil, and we believe that SuperBac is strategically positioned to capture the surge of biological solutions set to take place in a variety of industries. We recognize this opportunity and the huge potential for significant growth to develop into a national champion in biotech for the agroindustry and beyond.”

Transaction Overview

The combined company is expected to have a pro forma implied equity value post-money of approximately US$500 million (assuming a US$10.00 per share price, assuming no redemptions from XPAC’s existing public shareholders and assuming no equity or debt financings being entered in connection with the business combination). The business combination is subject to a minimum cash condition of US$150 million in transaction proceeds (subject to certain adjustments) to the combined company, which can be satisfied by amounts in the XPAC trust account and the proceeds of any equity or debt financings entered into in connection with the business combination. It is expected that PubCo will file a registration statement on Form F-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) within the next two months.

Upon completion of the business combination (i) the existing shareholders of SuperBac are expected to own approximately 45% of the total share capital of PubCo (which includes approximately 19% to be held by Temasek), (ii) XPAC’s existing public shareholders are expected to own approximately 44% of the total share capital of PubCo, and (iii) the Sponsor is expected to own approximately 11% of the total share capital of PubCo, assuming no redemptions from XPAC’s existing public shareholders and assuming no equity or debt financings being entered in connection with the business combination. In connection with the business combination, PubCo will adopt a dual-class share structure pursuant to which all shareholders of PubCo other than the Founder will receive Class A ordinary shares entitled to one vote per share, and the Founder will receive Class B ordinary shares entitled to 10 votes per share. Assuming no redemptions from XPAC’s existing public shareholders, upon completion of the business combination, the Founder is expected to hold at least a majority of the voting rights in PubCo.

The business combination, which has been approved by the Board of Directors of XPAC, is expected to close in the second half of 2022, and is subject to the approval of the shareholders of XPAC and SuperBac and other customary closing conditions. SuperBac will hold a meeting of its shareholders within 20 days to approve the business combination.

Investor Presentation

An investor presentation in relation to the business combination will be available on XPAC’s investor relations website at http://www.xpac.com.br, which will also be furnished to the SEC in a Current Report on Form 8-K that will be available at www.sec.gov. See also “Additional Information About the Proposed Business Combination and Where to Find It” below.

Advisors

Shearman & Sterling LLP is acting as US counsel to XPAC, Mattos Filho, Veiga Filho, Marrey Jr. e Quiroga Advogados is acting as Brazilian counsel to XPAC and Maples and Calder (Cayman) LLP is acting as Cayman Islands counsel to XPAC.

Skadden, Arps, Slate, Meagher & Flom LLP is acting as US counsel to SuperBac, Ochman Advogados is acting as Brazilian counsel to SuperBac and Mourant Ozannes (Cayman) LLP is acting as Cayman Islands counsel to SuperBac.

About SuperBac

SuperBac is a leading player in the biotech revolution, disrupting traditional industries with more sustainable and efficient solutions, with a track-record of over 25 years of R&D and operations. SuperBac believes it is well positioned for further expansion as a national leader in crop nutrition and diversification to crop protection and other sectors such as oil & gas, sanitation, home care and animal nutrition.

About XPAC Acquisition Corp.

XPAC (Nasdaq: XPAX, XPAXW and XPAXU) is a special purpose acquisition company sponsored by XPAC Sponsor LLC, an affiliate of XP Inc. (NASDAQ: XP), a leading, technology-driven platform and a trusted provider of low-fee financial products and services in Brazil. Led by CEO and Chairman Chu Chiu Kong, CIO Guilherme Teixeira and CFO Fabio Kann, XPAC completed its US$220 million initial public offering on Nasdaq in August 2021 with an intention to focus on target businesses located in Brazil. For more information, visit http://www.xpac.com.br.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995.

Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “predict”, “should”, “would”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding XPAC’s, SuperBac’s, and PubCo’s estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to product development, commercialization, commercial models, business growth and expansion, as well as discussion of SuperBac’s business plan in general, potential benefits of the transaction, potential financings to be obtained by SuperBac in the ordinary course of business or any equity or debt financings to be obtained in connection with the business combination and the satisfaction of conditions to closing of the business combination, including the minimum cash condition. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of XPAC’s SuperBac’s and PubCo’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of XPAC, SuperBac and PubCo.

These forward-looking statements are subject to a number of risks and uncertainties, including those factors discussed in XPAC’s final prospectus that forms a part of XPAC’s Registration Statement on Form S-1 (Reg No. 333-256097), which was filed with the SEC pursuant to Rule 424(b)(4) on August 2, 2021 (the “Prospectus”) and XPAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 30, 2021, in each case, under the heading “Risk Factors,” and other documents that XPAC has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that XPAC, SuperBac and PubCo do not presently know or that XPAC, SuperBac, and PubCo do not currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XPAC’s, SuperBac’s, and PubCo’s expectations, plans or forecasts of future events and views as of the date of this press release. XPAC, SuperBac, and Pubco anticipate that subsequent events and developments will cause XPAC’s, SuperBac’s, and PubCo’s assessments to change. However, while XPAC, SuperBac and PubCo may elect to update these forward-looking statements at some point in the future, XPAC, SuperBac and PubCo specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing XPAC’s, SuperBac’s or PubCo’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Proposed Business Combination and Where to Find It

Additional information about the proposed business combination, including a copy of the Business Combination Agreement and certain other documents, will be provided in a Current Report on Form 8-K to be filed by XPAC with the SEC. The proposed business combination will be submitted to the shareholders of XPAC for their consideration. PubCo intends to file the Registration Statement with the SEC which will include preliminary and definitive proxy statements to be distributed to XPAC’s shareholders in connection with XPAC’s solicitation for proxies for the vote by XPAC’s shareholders in connection with the proposed transaction and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued in connection with the completion of the proposed business combination. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. After the Registration Statement has been filed and declared effective, XPAC will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. XPAC’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, and documents incorporated by reference therein filed in connection with XPAC’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed transaction, because these documents will contain important information about XPAC, SuperBac and PubCo and the proposed business combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by XPAC, without charge, at the SEC’s website located at www.sec.gov or by written request sent to 55 West 46th Street, 30th Floor, New York, NY 10036.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Financial Forecasts and Projections

This press release contains financial forecasts or projections for SuperBac with respect to certain financial results. Neither the independent auditors for XPAC nor SuperBac have audited, studied, reviewed, compiled or performed any procedures with respect to any financial forecasts or projections for the purpose of their inclusion in this press release, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this press release. These financial forecasts and projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic, market and industry risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of SuperBac or PubCo or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this press release should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Participants in the Solicitation

XPAC, SuperBac, PubCo and certain of their respective directors, executive officers and other members of management, employees and consultants may, under SEC rules, be deemed to be participants in the solicitations of proxies from XPAC’s shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of XPAC’s shareholders in connection with the proposed business combination will be set forth in XPAC’s proxy statement/prospectus when it is filed with the SEC. You can find more information about XPAC’s directors and executive officers, and their respective interests in XPAC, in the Prospectus. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, as amended, or an applicable exemption from the registration requirements thereof.

Media and Investor Contact

xpac@xpi.com.br